CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended April 30, 2010 (the “Report”) of Alternative Energy Partners, Inc., (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Gary Reed,, the Chief Executive and Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

June 10, 2010

  /s/ Gary Reed
Gary Reed
Chief Executive and Financial Officer